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                                                                   Exhibit 10.15



                             REVOLVING CREDIT NOTE
                             ---------------------

                                                              New York, New York
$55,000,000.00                                                     March 9, 1994


          FOR VALUE RECEIVED, each of the undersigned, CARLISLE PLASTICS, INC., a Delaware corporation ("Borrower"), POLY-TECH, INC., a Minnesota corporation, A&E PRODUCTS (FAR EAST) LTD., a Hong Kong corporation, PLASTICOS BAJACAL S.A. DE C.V., a Mexican corporation, RHINO-X INDUSTRIES, INC., a Delaware corporation, A&E
- - -- KOREA, LTD., a Delaware corporation, AMERICAN WESTERN CORPORATION, a Delaware corporation, and AWC TRANSPORTATION CORPORATION, a South Dakota corporation (each a "Co-Obligor" and collectively "Co-Obligors"), jointly and severally, HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), at the address of General Electric Capital Corporation, 501 Merritt Seven, Third Floor, Norwalk, Connecticut 06581, or at such other place as Lender may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of FIFTY FIVE MILLION DOLLARS AND NO CENTS ($55,000,000.00) or, if less, the aggregate unpaid amount of Lender's Pro Rata Share of all obligations of Borrower under the "Credit Agreement" (as hereinafter defined). Lender's initial Revolving Loan Commitment under the Credit Agreement is $55,000,000.00 as such amount may be adjusted from time to time, if at all, pursuant to the Credit Agreement; PROVIDED, THAT, in no event shall the aggregate amount of Revolving Loan Commitments exceed $55,000,000.00. Capitalized terms, unless otherwise defined herein, shall have the respective meanings assigned to such terms in the Credit Agreement and SCHEDULE A thereof.

          This Revolving Credit Note is issued pursuant to that certain Credit Agreement, dated of even date herewith, by and between Borrower, Co-Obligors, and GE Capital, as Agent and Lender (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the loans evidenced hereby were made and are to be repaid.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal


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amount is paid in full at such interest rates and at such times as are specified in the Credit Agreement.

          If any payment on this Revolving Credit Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of any Event of Default, this Revolving Credit Note may, as provided in the Credit
Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

          THIS REVOLVING CREDIT NOTE HAS BEEN EXECUTED, DELIVERED
AND ACCEPTED AT NEW YORK, NEW YORK AND SHALL BE INTERPRETED,
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.



                              CARLISLE PLASTICS, INC.

                              By: /s/ Rajiv P. Bhatt
                                  ------------------
                              Title: Chief Financial Officer
                                     -----------------------


                              POLY-TECH, INC

                              By: /s/ Rajiv P. Bhatt
                                  ------------------
                              Title: Vice President
                                     --------------


                              A&E PRODUCTS (FAR EAST) LTD.

                              By: /s/ Rajiv P. Bhatt
                                  ------------------
                              Title: Director
                                     --------
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                              PLASTICOS BAJACAL S.A. DE C.V.

                              By: /s/ Clifford A. Deupree
                                  -----------------------
                              Title: Sole Administrator
                                     ------------------


                              RHINO-X INDUSTRIES, INC.

                              By: /s/ Rajiv P. Bhatt
                                  ------------------
                              Title: Chief Financial Officer
                                     -----------------------


                              A&E -- KOREA, LTD.

                              By: /s/ Rajiv P. Bhatt
                                  ------------------
                              Title: Vice President
                                     --------------


                              AMERICAN WESTERN CORPORATION

                              By: /s/ Rajiv P. Bhatt
                                  ------------------
                              Title: Vice President
                                     --------------

                              AWC TRANSPORTATION CORPORATION

                              By: /s/ Rajiv P. Bhatt
                                  ------------------
                              Title: Vice President
                                     --------------